99 CENTS ONLY STORES
                          ___________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    To Be Held May 13, 1999
                          ___________

To the Shareholders:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of 99 Cents Only Stores (the "Company") will be held at the Company's offices located at 4000 Union Pacific Avenue, City of Commerce, California at 10:00 a.m. (Pacific time) on Thursday, May 13, 1999 for the following purposes:

     1. To elect a Board of eight Directors to hold office until the next Annual Meeting of Shareholders and until his or her successor is elected. The persons nominated by the Board of Directors of the Company (Messrs. W. Christy, L. Glascott, D. Gold, H. Gold, J. Gold, M. Holen, E. Schiffer and B. Schwartz) are described in the accompanying Proxy Statement;

     2. To approve an amendment to the Company's 1996 Stock Option Plan to increase the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the plan from 3,125,000 shares to 4,625,000 shares;

     3. To transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

     Only shareholders of record of the Company at the close of business on March 31, 1999 are entitled to notice of and to vote at the Annual Meeting and adjournments or postponements thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage pre-paid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person, even though he or she has returned a Proxy.

                              By Order of the Board of Directors,



                              Eric Schiffer
                              Assistant Corporate Secretary



City of Commerce, California
April 9, 1999

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE COMPLETED AND RETURNED.
                     99 CENTS  ONLY STORES
                   4000 Union Pacific Avenue
               City Of Commerce, California 90023
                         (323) 980-8145
                  ____________________________

                        PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS
               To Be Held Thursday, May 13, 1999

                          Introduction

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of 99 Cents Only Stores, a California corporation (the "Company" or "99 Cents Only Stores"), for use at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's offices at 4000 Union Pacific Avenue, City of Commerce, California, on Thursday, May 13, 1999, commencing at 10:00 a.m.

     At the Annual Meeting, the shareholders of the Company will vote upon (i) the election of eight directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (ii) a proposal to amend the Company's 1996 Stock Option Plan to increase the maximum number of shares of Common Stock that may be issued pursuant to awards under the plan, and (iii) such other matters as may properly come before the Annual Meeting or any of its adjournments or postponements.

     A Proxy for use at the Annual Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Annual Meeting will be voted by the Proxy holders in accordance with the instructions on the Proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted (i) in favor of the election of the nominees for director set forth herein, (ii) in favor of the amendment to the 1996 Stock Option Plan, and (iii) if any other business is properly presented at the Annual Meeting, in accordance with the recommendations of the Board of Directors.

     It   is  anticipated  that  this  Proxy  Statement  and  the
accompanying  Proxy will be mailed to shareholders  on  or  about
April 10, 1999.

                       VOTING PROCEDURES

     The close of business on March 31, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. At the record date, 24,804,203 shares of the Company's Common Stock, no par value (the "Common Stock"), were outstanding. The Common Stock is the only outstanding class of securities entitled to vote at the Annual Meeting. At the record date, the Company had approximately 4,441 shareholders, which includes 457 shareholders of record.

     A shareholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present and voting at the Annual Meeting. The amendment of the 1996 Stock Option Plan to increase by 1,500,000 the number of shares of Common Stock that may be issued pursuant to awards under the 1996 Stock Option Plan will require the affirmative vote of a majority of the shares of Common Stock present or represented and voting on this matter at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum). Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted either as votes cast for or against such matters.


                         PROPOSAL NO. 1
                     ELECTION OF DIRECTORS

     In accordance with the Bylaws of the Company, 99 Cents Only Stores' directors are elected at each Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The Bylaws of the Company provide that the Board of Directors shall consist of no less than seven and no more than eleven directors as determined from time to time by the Board of Directors. The Board of Directors currently consists of eight directors.

     Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any adjournments thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

     The   Board  of  Directors  proposes  the  election  of  the
following nominees as directors:

                         William Christy
                        Lawrence Glascott
                           David Gold
                          Howard Gold
                           Jeff Gold
                          Marvin Holen
                          Eric Schiffer
                          Ben Schwartz

     If elected, each nominee is expected to serve until the 2000 Annual Meeting of Shareholders and thereafter until his or her successor is duly elected and qualified. The eight nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

THE  BOARD  OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"  THE
ELECTION OF THE NOMINEES LISTED ABOVE.
Information with Respect to Nominees and Executive Officers

     The following table sets forth certain information with respect to the nominees and executive officers of the Company as of March 31, 1999:

                  Age   Year
                  at   First
     Name:       March Elect         Principal Occupation
                  31,  ed or
                 1999  Appoi
                        nted
                       Direc
                        tor
Nominees:

David Gold        66    1965  David  Gold  has been Chairman  of
                              the   Board  and  Chief  Executive
                              Officer  of the Company since  the
                              founding  of the Company in  1965.
                              Mr.  Gold  has over  40  years  of
                              retail experience and 20 years  of
                              wholesale experience.

Howard Gold       39    1991  Howard Gold has been a director of
                              the  Company since 1991. He joined
                              the Company in 1982 and has served
                              in  various managerial capacities.
                              He currently serves as Senior Vice
                              President  of  Distribution.   Mr.
                              Gold received his B.S. degree from
                              the  University of  California  at
                              Los Angeles in 1984.

Eric Schiffer              38    1991  Eric  Schiffer has been a director
                              of  the  Company  since  1991.  He
                              joined the Company in 1992 and has
                              served   in   various   managerial
                              capacities. He currently serves as
                              Senior  Vice President of  Finance
                              and   Operations  and   Treasurer.
                              Prior to joining the Company, from
                              1987  to 1992, he was employed  by
                              Oxford Partners, a venture capital
                              firm.  Mr.  Schiffer received  his
                              B.S.E. degree from Duke University
                              in   1983  and  his  M.B.A.   from
                              Harvard Business School in 1987.

Jeff Gold         31    1991  Jeff  Gold has been a director  of
                              the  Company since 1991. He joined
                              the Company in 1984 and has served
                              in  various managerial capacities.
                              He currently serves as Senior Vice
                              President   of  Real  Estate   and
                              Information  Systems.   Mr.   Gold
                              received his B.A. degree from  the
                              University   of   California    at
                              Berkeley in 1989.

William O.        67    1992  William  O.  Christy  has  been  a
Christy                       director  of  the  Company   since
                              1992.  He was President and  Chief
                              Executive   Officer  of  Certified
                              Grocers  of California from  1977,
                              until  his retirement in 1990.  He
                              has   served  on  numerous  trades
                              association  boards including  the
                              executive   committee    of    the
                              National Grocers Association Board
                              and  Chairman of the Merchant  and
                              Manufacturer Association Board.









Marvin Holen      69    1991  Marvin  Holen has been a  director
                              of  the Company since 1991. He  is
                              an  attorney  and in 1960  founded
                              the  law  firm  of  Van  Petten  &
                              Holen.  He served on the Board  of
                              the   Southern  Californian  Rapid
                              Transit District from 1976 to 1993
                              (six of those years as the Board's
                              President). He served on the Board
                              of  Trustees  of  California  Blue
                              Shield  from 1972 to 1978, on  the
                              Board of United California Savings
                              Bank  from  1992 to  1994  and  on
                              several other corporate, financial
                              institution    and   philanthropic
                              boards of directors.

Ben Schwartz      81    1993  Ben  Schwartz has been a  director
                              of  the Company since 1993. He was
                              Chairman of Foods Company Markets,
                              a  supermarket  chain,  from  1980
                              until  it was acquired in 1987  by
                              Boys Markets and he retired. Prior
                              thereto, he served for many  years
                              as its president. He served on the
                              Board  of  Directors of  Certified
                              Grocers  of  California  including
                              four     years    as     Chairman.
                              Additionally, Mr. Schwartz sits on
                              a   number   of  industry   trades
                              boards,    including   the    Food
                              Marketing Institute.

Lawrence          64    1996  Lawrence  Glascott  has   been   a
Glascott                      director  of  the  Company   since
                              October 1996. From 1991 until  his
                              retirement  in  1996  he  was  the
                              former Vice President - Finance of
                              Waste Management International  an
                              environmental  services   Company.
                              Prior thereto, Mr. Glascott was  a
                              partner at Arthur Andersen LLP and
                              was   the   Arthur  Andersen   LLP
                              partner in charge of the 99  Cents
                              Only Stores account for six years.
                              Additionally, Mr. Glascott was  in
                              charge  of  the Los Angeles  based
                              Arthur   Andersen  LLP  Enterprise
                              Group practice for over 15 years.
Other Executive
Officers:


Helen Pipkin      56          Helen Pipkin joined the Company in
                              1991  and  serves as  Senior  Vice
                              President of Wholesale Operations.
                              Prior to joining the Company, from
                              1985   through  1991,  Ms.  Pipkin
                              served  as Controller and  Manager
                              of Wholesale and Import Operations
                              of Cobra Associated International,
                              a     wholesaler    of     variety
                              merchandise.  Prior to  1985,  for
                              many  years,  Ms.  Pipkin  was  an
                              owner,    Vice    President    and
                              Controller  of Markell Imports,  a
                              general merchandise wholesaler.

Andrew Farina     52          Andrew  Farina joined the  Company
                              in  September 1996 and  serves  as
                              Chief Financial Officer.  Prior to
                              joining  the Company,  from  April
                              1993  through  August  1996,   Mr.
                              Farina   was  Vice  President   of
                              Finance of Crown BBK, Inc., a food
                              brokerage  business.   Mr.  Farina
                              was employed by a division of Sara
                              Lee   from   1976  through   1988,
                              ultimately  in  the  capacity   of
                              President.  Mr. Farina  began  his
                              career with Arthur Andersen LLP.

Certain Key
Employees:

Robert Adams      33          Robert Adams joined the Company in
                              January  1999 and serves  as  Vice
                              President   Information   Systems.
                              Prior to joining the Company  from
                              1996   to   1999  Mr.  Adams   was
                              Director  of  Information  Systems
                              for  Associated Truck Parts.  From
Larry             47          1993  to 1996 Mr. Adams served  as
Borenstein                    Systems  Development  Manager  for
                              Wet Seal, Inc.

                              Larry   Borenstein   joined    the
                              Company   in  1984  and  currently
                              serves   as   Vice  President   of
                              Construction    and   Advertising.
                              Mr. Borenstein has also served  in
                              various      other      managerial
                              capacities within the Company.

Carolyn Brock     48          Carolyn   J.   Brock  joined   the
                              Company   in  1994  and  currently
                              serves as Vice President of  Human
                              Resources.  During 1993 and  1994,
                              Ms.  Brock was employed by  Dodge,
                              Warren & Peters Consultants, Inc.,
                              a   consulting  firm,  where   she
                              served    as    Executive     Vice
                              President.  From 1992 to 1993, she
                              was   an   owner  and   the   Vice
                              President  of  Comp  Solutions,  a
                              worker's  compensation  consulting
                              firm.  From 1990 to 1992, she  was
                              the    President   of    Employers
                              Management   Services,   a   human
                              resources consulting firm.

Richard Ennen     46          Richard  Ennen joined the  Company
                              in  1998  with the acquisition  of
                              Universal International,  Inc.  He
                              currently    serves    as    Chief
                              Executive  Officer  of  Universal.
                              Mr. Ennen joined Universal in 1996
                              serving as President. From 1992 to
                              1996,  he  was Director of  Retail
                              Merchandising  and Operations  for
                              Holiday   Companies,   a    retail
                              grocery   business   located    in
                              Bloomington,            Minnesota.
                              Additionally  he  served  as  Vice
                              President   of   Operations    for
                              Rodman's  Discount  Food,  Drug  &
                              Appliances in Washington, D.C.

Jose Gomez        39          Jose  Gomez joined the Company  in
                              1980   and  has  served  in   many
                              different  managerial  capacities,
                              most recently as Vice President of
                              Retail Operations.  He has over 20
                              years of retail  experience.

Rachel Heath      27          Rachel  Heath joined the Company's
                              buying staff in 1995 and currently
                              serves   as   Vice  President   of
                              Buying.    Ms.   Heath's    buying
                              responsibilities   have   included
                              health     and    beauty     care,
                              confection,   grocery   and   soft
                              goods.      In     her     current
                              responsibilities  Ms.  Heath  also
                              focuses     on    sourcing     and
Kenneth R.        48          development  of relationships  for
Phipps                        branded products.




                              Kenneth   R.  Phipps  joined   the
                              Company in 1993 and serves as Vice
                              President  of Distribution.   From
                              1991 until 1993, Mr. Phipps served
                              as  Director of Operations for  SE
                              Rykoff   Inc.,   a   large    food
                              wholesaler.   From 1970  to  1991,
                              Mr.  Phipps was employed by  Lucky
                              Stores,   Inc.,  a  large  grocery
                              chain,  where his responsibilities
                              included,   at   various    times,
                              serving as the distribution center
                              manager     at    three    Lucky's
                              facilities.


   David Gold is the father of Howard Gold and Jeff Gold and the father-in-law of Eric Schiffer.



Board Meetings and Committees

     The Board of Directors held a total of nineteen meetings, including committee meetings, during the fiscal year ended December 31, 1998. The Board of Directors has an Audit Committee and a Compensation Committee. During the fiscal year ended December 31, 1998, each director during the term of his tenure, attended all meetings of the Board of Directors held. Each director also attended all meetings of the committees of the Board of Directors on which he served.

     The Audit Committee met one time and the Compensation Committee met five times during the fiscal year ended December 31, 1998. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent accountants, discussing the scope and results of the audit with the accountants, discussing the Company's financial accounting and reporting principles and the adequacy of the internal audits with management and reviewing and evaluating the Company's accounting policies and internal accounting controls. The Compensation Committee reviews and approves the compensation of officers and key employees, including the granting of awards under the Company's stock option plan. The members of the Audit Committee are Messrs. Christy, Schwartz and Glascott and the members of the Compensation Committee are Messrs. Christy, Holen and Glascott. The Company does not have a standing nominating committee.

Compensation of Directors

     Each Director who is not an officer of or otherwise employed by the Company (an "Outside Director") receives an automatic annual grant on May 1 of a non-qualified option to purchase 3,000 shares of Common Stock with a per share exercise price equal to the fair market value of a share of the Company's Common Stock on the date of grant. In addition, each Outside Director receives $1,000 per month, plus $500 for each board meeting attended plus $150 for each committee meeting attended on a day when no board meeting is held, or $250 for each committee meeting attended as committee chairperson.








Compensation Committee Interlocks and Insider Participation

     The Company has no interlocking relationships involving any of the members of its Compensation Committee which would be required by the Securities and Exchange Commission (the "Commission") to be reported in this Proxy Statement, and no officer or employee of the Company serves on its Compensation Committee.

Report of the Compensation Committee on Executive Compensation

     The Compensation Committee of the Board of Directors is responsible for the review and administration of the Company's various compensation plans, including determining base salaries for officers and administering the Company's stock option plan and annual bonus plan.

     Compensation Philosophy. The Company's executive compensation program is designed to (1) provide levels of compensation that integrate pay and incentive plans with the Company's strategic goals, so as to align the interests of executive management with the long-term interests of the Company's shareholders, (2) attract, motivate and retain executives of outstanding abilities and experience capable of achieving the strategic business goals of the Company, (3) recognize outstanding individual contributions, and (4) provide compensation opportunities which are competitive to those offered by other retail companies of similar size and performance. To achieve these goals, the Company's executive compensation program consists of three main elements: (i) base salary, (ii) annual cash bonus and (iii) long-term incentives. Each element of compensation has an integral role in the total executive compensation program. Given the current share ownership of Messrs. David Gold, Howard Gold, Jeff Gold and Eric Schiffer, it is currently the Company's policy not to award stock options and not to provide annual incentive bonuses to any of Messrs. David Gold, Howard Gold, Jeff Gold and Eric Schiffer.




     Base Salary. Base salaries are negotiated at the commencement of an executive's employment with the Company and are reviewed annually. Base salaries are designed to reflect the position, duties and responsibilities of each executive officer, the cost of living in the area in which the officer is located, the market for base salaries of similarly situated executives at other companies engaged in businesses similar to that of the Company and the Company's performance against its financial and strategic goals. Base salaries are generally designed to be at the mid-range of salaries of comparable companies. During the year ended December 31, 1998, David Gold served as the Company's Chief Executive Officer. Mr. Gold's base salary of $175,000 was determined based upon his service to the Company, the financial performance of the Company in the year ended December 31, 1998, and the salaries received by similarly situated executives at other companies. See "Executive Compensation -- Summary Compensation Table."

     Annual Cash Bonuses. Executive officers and key members of management are eligible to receive annual incentive bonuses from an executive bonus pool in amounts determined at the discretion of the Board of Directors. The executive bonus pool is calculated based on the Company's annual performance against a business plan developed each year by senior management and reviewed and approved by the Board of Directors. The executive bonus pool is capped at 3% of the Company's operating profit. Funding of the bonus pool is determined based on a performance matrix consisting of three variables: (i) the increase in store sales during the subject year over stores sales during the immediately preceding year; (ii) operating income goals; and (iii) the individual performance of the executives. Individual bonus targets for executives range from 0% to 25% of the executive's base salary depending on the level of responsibility and attainment of individual performance goals. Messrs. David Gold, Howard Gold, Jeff Gold and Eric Schiffer were not eligible to receive an annual incentive bonus for 1998.

     Long-Term Incentives. The Company provides its executive officers with long-term incentive compensation through grants of awards under the Company's 1996 Stock Option Plan. Under the 1996 Stock Option Plan, the Board of Directors is authorized to grant any type of award which might involve the issuance of shares of Common Stock, an option, warrant, convertible security, stock appreciation right or similar right or any other security or benefit with a value derived from the value of the Common Stock. The Compensation Committee of the Board of Directors is currently responsible for selecting the individuals to whom grants of awards will be made, the timing of grants, the determination of the per share exercise price and the number of shares subject to each award. All awards granted by the Compensation Committee pursuant to the 1996 Stock Option Plan have been in the form of stock options. The Compensation
Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Common Stock. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term shareholder value. The options incorporate vesting periods in order to encourage key employees to continue in the employ of the Company. All options granted in 1998 were granted at the fair market value of the Company's Common Stock on the date of grant. The Compensation Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry. Messrs. David Gold, Howard Gold, Jeff Gold and Eric Schiffer were not eligible to receive stock options for 1998.

     Omnibus Budget Reconciliation Act Implications for Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid executive officers. Certain "performance-based" compensation that has been approved by the Company's shareholders is not subject to the deduction limit. The Company's 1996 Stock Option Plan is qualified so that awards under the plan constitute performance-based compensation not subject to Section 162(m) of the Code. All compensation paid to the Company's employees in fiscal 1998 will be fully deductible.





     Summary. The Compensation Committee believes that its executive compensation philosophy of paying the Company's executive officers by means of base salaries, annual cash bonuses and long-term incentives (other than Messrs. David Gold, Howard Gold, Jeff Gold and Eric Schiffer), as described in this report, serves the interests of the Company and its shareholders.


                              COMPENSATION COMMITTEE
                                   William Christy
                                   Marvin Holen
                                   Lawrence Glascott




                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years or accrued within the current fiscal year.





                                                  Long
                                                 Term
                                               Compensa
                    Fiscal    Annua              tion
                     Year    l                  Number    All
Name and Principal  Ended    Compen               of     Other
     Position       Decemb   sation            Securiti  Compen
                    er 31,                        es     sation
                                              Underlyi   (b)
                            Salary               ng
                            Bonus             Options(
                                                 a)

David Gold           1998    $175,0   $-              -    $-
                            00
 Chairman of the     1997    175,00        -          -        -
Board and            1996        0        -          -       -
Chief Executive              175,00
Officer                          0

Andrew Farina (c)    1998    $120,0   $12,00     18,750    $-
                            00       0
 Chief Financial     1997    109,00              14,062        -
Officer              1996        0   4,000       7,031       -
                            26,000     -

Jose Gomez           1998    $145,6   $25,00     18,750    $-
                            00       0
 Vice President      1997    135,20              23,438        -
of                   1996        0   25,000     23,438       -
Retail Operations            125,00
                                 0   25,000

Helen Pipkin         1998    $140,4   $25,00     18,750    $-
                            00       0
 Senior Vice         1997    135,20              23,438        -
President of           Wholesale Operations 1996        0   25,000     23,438       -
                            125,00
                                 0   25,000

Eric Schiffer        1998    $120,0     -             -    $-
                            00
 Senior Vice         1997    120,00     -        14,062        -
President of         1996        0     -        14,062       -
Operations and               120,00
Finance                          0


______________________
(a)Reflects an adjustment, pursuant to the anti-dilution provisions of the Company's 1996 Stock Option Plan and the executive's respective stock option agreement, in the number of shares of Common Stock underlying stock options granted in 1996, 1997 and 1998 as a result of the Company's distribution in November 1997 and November 1998, of a dividend of 0.25 shares of Common Stock for each share of Common Stock then outstanding.

(b) During 1998 David Gold reimbursed the Company $966,000 for premiums paid, in prior years, by the Company on insurance policies (one of which is "split dollar") insuring the lives of David and his wife Sherry Gold. Premiums paid by the Company, on these policies in 1995, 1996 and 1997 were $317,000, $324,000 and
   $325,000, respectively.

(c)    Mr. Farina joined the Company in September, 1996.

Option Grants in Last Fiscal Year

   The following table sets forth certain information regarding the grant of stock options made during the fiscal year ended
December 31, 1998 to the Named Executive Officers.























 OPTION GRANTS
IN LAST FISCAL
     YEAR

     Name          Number  Percent  Exercis  Expir   Poten
                    Of    Of Total  e Or    ation    tial
                  Securi  Options   Base            Reali
                   ties   Granted  Price(d   Date   zable
                  Underl     To       )             Value
                   ying   Employee                    At
                  Option    s In                    Assum
                  Grante   Fiscal                     ed
                   d(b)   Year(c)                    Rate
                                                      of
                                                    Stock
                                                    Price
                                                    Appre
                                                    ciati
                                                      on
                                                     for

                                                    Optio
                                                      n
                                                    Term(
                                                      a)
                                                       5%
                                                     10%

David Gold            -       -      $-        -      $-       $-
                               2.0%
Jose Gomez         18,750            $30.20          $        $
                                            5/12/   356,1   902,45
                                              08    12      7


Helen Pipkin       18,750    2.0%    $30.20          $        $
                                            5/12/   356,1   902,45
                                              08    12      7
                               2.0%
Andrew Farina      18,750            $30.20          $        $
                                            5/12/   356,1   902,45
                                              08    12      7
Eric Schiffer         -       -                 -       -        -
                                   -
_______________________
(a)The potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to applicable requirements of the Commission and do not represent a forecast of the future appreciation of the Common Stock.
(b)The option grants set forth on this chart vest in three equal annual installments beginning on May 12, 1999.
(c)Options covering an aggregate of 917,284 shares were granted to eligible persons during the fiscal year ended December 31, 1998.
(d)The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions. Reflects an adjustment, pursuant to the anti-dilution provisions of the Company's
   1996 Stock Option Plan and the executive's respective stock option agreement, in the per share exercise price of the stock options from $37.75 (the market price of a share of Common Stock on the New York Stock Exchange on the date of grant) to $30.20 as a result of the Company's distribution in November 1998 of a dividend of .25 shares of Common Stock for each share of Common Stock then outstanding.

Stock Options Held at Fiscal Year End

   The following table sets forth, for each of the Named Executive Officers, certain information regarding the number of shares of Common Stock underlying stock options held at fiscal year end and the value of options held at fiscal year end based upon the last reported sales price of the Common Stock on the New York Stock Exchange on December 31, 1998 ($49.13 per share).

AGGREGATED OPTIONS EXERCISED IN THE LAST FISCAL YEAR AND YEAR-END
                             VALUES
                            Number of           Number of           Value of
                           Securities          Securities         Unexercised
                           Underlying          Underlying         In-the-Money
                            Exercised          Unexercised          Options
                           Options at          Options at                  At
                                                                  December 31,
                        December 31, 1998   December 31, 1998       1998(a)
Name                   Shares    Value   Exercisab Unexerci  Exercis Unexercis
                               Realized     le       sable    able      able

David Gold                0       $0         0             0 $0      $0
Jose Gomez                0        0      23,438    42,188   931,596 1,231,490
Helen Pipkin           23,438   548,452      0      42,188      0    1,231,490
Andrew Farina             0        0       9,375    30,469   352,966
                                                                      777,877
Eric Schiffer             0        0      14,063    14,063   558,964
                                                                      525,940

___________________
(a)  Based on the last reported sale price of the Common Stock on the  New  York Stock Exchange on December 31, 1998  ($49.13)
     less the option exercise price.


CERTAIN TRANSACTIONS WITH


                DIRECTORS AND EXECUTIVE OFFICERS

     As of March 31, 1999, the Company leased 13 of its 67 store locations and a parking lot associated with one of these stores from certain members of the Gold family and their affiliates (the "Shareholders"). Annual rental expense for the facilities owned by the Shareholders or their affiliates was approximately $1.8 million, $2.0 million and $2.2 million in 1996, 1997 and 1998, respectively. The Company believes that such leases and contracts are no less favorable to the Company than those an unrelated party would have provided after arm's-length negotiations. It is the Company's current policy not to enter into real estate transactions with the Shareholders or their affiliates, except with respect to the renewal or modification of existing leases and occasions where such transactions are determined to be in the best interests of the Company. Moreover, all real estate transactions between 994 Only Stores and the
Shareholders will require the unanimous approval of the independent directors on the Company's Board of Directors and a determination by such independent directors that such transactions are the equivalent of a negotiated arm's-length transaction with a third party. There can be no guarantee that the Company and the Shareholders or their affiliates will be able to agree on renewal terms for the properties currently leased by the Company from the Shareholders, or, if such terms are agreed to, that the independent directors on the Board of Directors will approve such terms.

      During  1998 David and Sherry Gold reimbursed  the  Company
$966,000 for premiums paid by the Company, in previous years, on a policies insuring the lives both David and Sherry Gold.


    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Commission. Executive officers, directors and greater-than-ten percent shareholders are required by the Commission's regulations to furnish the Company with all
Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended December 31, 1998, all the Company's executive officers, directors and greater-than-ten percent shareholders complied with all Section 16(a) filing requirements, except that Ben Schwartz filed a late Form 4 with respect to shares transferred to relatives during 1998.










                       PERFORMANCE GRAPH

     The following graph sets forth the percentage change in cumulative total shareholder return of the Company=s Common Stock during the period from May 23, 1996 (the date of commencement of the Company=s initial public offering) to December 31, 1998, compared with the cumulative returns of the S&P Small Cap 600 Index and the Russell 2000 Index. The Comparison assumes $100 was invested on May 23, 1996 in the Common Stock and in each of the foregoing indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

             COMPARISON OF CUMULATIVE RETURN AMONG
       99 CENTS ONLY STORES, THE S&P SMALL CAP 600 INDEX
                   AND THE RUSSELL 2000 INDEX














                         PROPOSAL NO. 2
          PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN


General

     The Board of Directors has approved an amendment (the "Amendment") to the 1996 Stock Option Plan (the "Stock Plan") to increase the number of shares of Common Stock available for issuance under the Stock Plan from 3,125,000 shares to 4,625,000 shares. The Amendment is being submitted to the Shareholders for approval.

     The Board of Directors approved the Amendment to ensure that a sufficient number of shares are available for issuance under the Stock Plan. At March 25, 1999, 748,669 shares remained available for grants of awards under the Stock Plan. The Board of Directors believes that the ability to grant stock-based awards is important to the future success of the Company. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. In addition, stock-based compensation can be valuable in recruiting and retaining key personnel who are in great demand as well as rewarding and providing incentives to its current employees. The increase in the number of shares available for awards under the Stock Plan will enable the Company to continue to realize the benefits of granting stock-based compensation.
Further, it is the Company's current policy to give to all employees (except David Gold, Howard Gold, Jeff Gold and Eric and Karen Schiffer), full-time or part-time, with tenure of more than six months with the Company, an annual grant of stock options.

     On November 12, 1998, upon the Company's distribution of a dividend of 0.25 shares of Common Stock for each share of Common Stock then outstanding, the number of shares of Common Stock available for issuance under the Stock Plan was automatically increased pursuant to the terms of the Stock Plan from 2,500,000 shares to 3,125,000 shares. In addition, as a result of the stock dividend, proportionate adjustments were made to the number of shares of Common Stock underlying awards then outstanding under the Stock Plan and to the maximum number of shares with respect to which awards may be granted to any participant in the Stock Plan in any fiscal year.

     As of March 25, 1999, the last reported sales price of the Common Stock on the New York Stock Exchange was $41.13 per share.

Summary of the Stock Plan

     Purpose. The purpose of the Stock Plan is to advance the interests of the Company and its shareholders by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value which will inure to the benefit of all shareholders of the Company.

     Administration. The Stock Plan must be administered by a committee of the Board of Directors of the Company (the "Committee") consisting of two or more directors, each of whom shall be a "disinterested person," as that term is defined in Rule 16b-3(c) of the Rules and Regulations (the "Rules") of the Commission under the Securities Exchange Act of 1934, as amended, an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations of the Internal Revenue Service adopted thereunder, as such Rules and such Section and regulations may from time to time be amended or interpreted, and a director who is not also an employee of the Company. Members of the Committee serve at the pleasure of the Company's Board of Directors. The Stock Plan is currently administered by the Compensation Committee of the Board of Directors.

     Subject to the provisions of the Stock Plan, the Committee has full and final authority to (i) to select from among eligible directors, officers, employees and consultants, those persons to be granted awards under the Stock Plan, (ii) to determine the type, size and terms of individual awards to be made to each person selected, (iii) to determine the time when awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning awards, (iv) to amend the terms or conditions of any outstanding award, subject to applicable legal restrictions and to the consent of the other party to such award, (v) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Stock Plan, and (vii) to make any and all other determinations which the Committee determines to be necessary or advisable in the administration of the Stock Plan. The Committee has full power and authority to administer and interpret the Stock Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the Stock Plan and for the conduct of its business as the Committee deems necessary or advisable.

     Eligibility. Any person who is an officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), is eligible to be considered for the grant of awards under the Stock Plan. Directors of the Company who are not employees ("non-employee directors") are only entitled to receive automatic grants of awards under the Stock Plan as discussed below. No Participant may receive in any fiscal year awards representing more than 125,000 shares of Common Stock, subject to adjustment as provided in the Stock Plan. It is the Company's policy to give to all employees (except David Gold, Chief Executive Officer of the Company, Howard Gold, Senior Vice President of Distribution, Jeff Gold, Senior Vice President of Real Estate and Information Systems, Eric Schiffer Senior Vice President of Operations and Finance and Karen Schiffer, Senior Buyer), full-time or part-time, with tenure of more than six months with the Company, an annual grant of stock options.

     Mandatory Grants to Non-Employee Directors. Each non-employee director of the Company who is serving on the Board of Directors as of the date of each annual meeting of shareholders (or any special meeting in lieu of the annual meeting) is entitled to receive a ten year non-statutory stock option to purchase 3,000 shares of Common Stock, with a per share exercise price equal to the fair market value (as determined pursuant to the Stock Plan) of a share of Common Stock on the day of grant.

     Types of Awards. Awards authorized under the Stock Plan may consist of any type of arrangement with a Participant that, by its terms, involves or might involve or be made with reference to the issuance of shares of the Company's Common Stock, or a derivative security with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock. Awards are not restricted to any specified form or structure and may include sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of award which the Committee shall determine is consistent with the objectives and limitations of the Stock Plan. An award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

     Consideration. The Common Stock or other property underlying an award may be issued for any lawful consideration as determined by the Committee, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness. An award may provide for a purchase price of the Common Stock or other property at a value less than the fair market value of the Common Stock or other property on the date of grant. In addition, an award may permit the recipient to pay the purchase price of the Common Stock or other property or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such award.

     Termination of Awards. All awards granted under the Stock Plan expire ten years from the date of grant, or such shorter period as is determined by the Committee. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of Common Stock not purchased thereunder shall again be available for issuance under the Stock Plan.

     Amendment and Termination of the Stock Plan. The Committee may amend the Stock Plan at any time, may suspend it from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval is required for any amendment which materially increases the number of shares for which awards may be granted, materially modifies the requirements of eligibility, or materially increases the benefits which may accrue to recipients of awards under the Stock Plan. However, no such action by the Board of Directors or shareholders may unilaterally alter or impair any award previously granted under the Stock Plan without the consent of the recipient of the award. In any event, the Stock Plan shall terminate on March 19, 2006 (ten years following the date it was approved by the Company's shareholders) unless sooner terminated by action of the Board of Directors.

Federal Income Tax Consequences for Stock Options

     As of March 31, 1999, the only type of award granted by the Company under the Stock Plan has been stock options. The following is a general discussion of the principal tax considerations for both "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") and non-statutory stock options ("Non-statutory Stock Options"), and is based upon the tax laws and regulations of the United States existing as of the date hereof, all of which are subject to modification at any time. The Stock Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

     Consequences to Employees: Incentive Stock Options. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee makes no disposition of the Common Stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised, the optionee will recognize mid-term or long-term capital gain or loss when he or she disposes of his or her Common Stock depending on the length of the holding period. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the Common Stock at the time of disposition.

     If the optionee disposes of the Common Stock acquired upon exercise of an Incentive Stock Option within two years after being granted the option or within one year after acquiring the Common Stock, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised or (b) the fair market value at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as long-term, mid-term or short-term capital gain, depending upon the length of time the shares have been held.

     The  use  of stock acquired through exercise of an Incentive
Stock   Option  to  exercise  an  Incentive  Stock  Option   will
constitute a disqualifying disposition if the applicable holding period requirement has not been satisfied.

     For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

     Consequences to Employees: Non-statutory Stock Options. No income is recognized by a holder of Non-statutory Stock Options at the time Non-statutory Stock Options are granted under the Stock Plan. In general, at the time shares of Common Stock are issued to a holder pursuant to exercise of Non-statutory Stock Options, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

     A holder will recognize gain or loss on the subsequent sale of Common Stock acquired upon exercise of Non-statutory Stock Options in an amount equal to the difference between the selling price and the tax basis of the Common Stock, which will include the price paid plus the amount included in the holder's income by reason of the exercise of the Non-statutory Stock Options. Provided the shares of Common Stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term, mid-term or long-term capital gain or loss depending upon the length of time the shares have been held.

     Consequences to the Company: Incentive Stock Options. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no federal income tax consequences to the Company as a result of the disposition of Common Stock acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee as ordinary income.

     Consequences to the Company: Non-Statutory Stock Options. Generally, the Company will be entitled to a deduction for federal income tax purposes in the year and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of Non-statutory Stock Options.

Required Vote

     The approval of the Amendment requires the affirmative vote of a majority of the shares of Common Stock present or represented and voting on this matter at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum). Thus, abstentions and broker non-votes can have the effect of preventing approval of the Amendment where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the quorum.

THE   BOARD   OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS   THAT   THE
SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1996
STOCK OPTION PLAN.

OTHER INFORMATION

Principal Shareholders

     The following table sets forth as of March 31, 1999 certain information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of the Company, 4000 Union Pacific Avenue, City of Commerce, California 90023.




Names and          Number of
Addresses          Shares(a) Percen
                             t

                             of
                             Class

David Gold         8,642,430  34.9%
(b)(e)

Sherry Gold        8,642,430  34.9%
(c)(e)

Howard Gold        5,578,743  22.5%
(d)(e)

Jeff Gold          5,578,743  22.5%
(d)(e)

Eric and Karen     5,602,185  22.6%
Schiffer (e)(f)

Au Zone            4,691,373  18.9%
Investments #3,
LLC(e)


William O.            14,531
Christy (g)                    *

Marvin Holen          23,125
(h)                            *

Ben Schwartz          28,999
(I)                          *

Lawrence               6,719
Glascott (j)                 *

Helen Pipkin          23,424
(k)                          *

Andrew                20,307
Farina(m)                    *

All of the
Company's
executive         11,444,924 46.2%
officers and
directors as a
group (11
persons)(n)


____________________________________
*  Less than 1%
(a)Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power for all shares shown as beneficially owned, subject to community property laws where applicable.
(b)Includes 1,975,451 shares owned by Sherry Gold, David Gold's spouse, and 4,691,373 shares controlled through Au Zone Investments #3, LLC, a California limited liability company ("Au Zone").
(c)Includes 1,975,451 shares owned by David Gold, Sherry Gold's spouse, and 4,691,373 shares controlled through Au Zone.
(d)Includes 4,691,373 shares controlled through Au Zone and 23,440 shares reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 1999.
(e)Au Zone is the general partner of Au Zone Investments #2, L.P., a California limited partnership (the "Partnership"). The Partnership is the registered owner of 4,691,373 shares of Common Stock. The limited partners of the Partnership are David Gold, Sherry Gold, Howard Gold, Jeff Gold and Karen Schiffer. Each of the limited partners of the Partnership owns a 20% interest in Au Zone.
(f)Includes 4,691,373 shares controlled through Au Zone and 46,876 shares reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 1998.
(g)Includes 13,750 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 1999.
(h)Includes 18,438 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 1999.
(i)Includes 9,062 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 1999.
(j)Includes 5,938 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 1999.
(k)Includes 21,862 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 1999.
(l)Includes 20,307 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 1999.
(m)Includes  (i)  1,975,451  shares owned  by  Sherry  Gold,  the
   spouse   of  David  Gold,  (ii)  4,691,373  shares  controlled
   through Au Zone and (iii) 162,812 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or before May 30, 1999.


                      SHAREHOLDER PROPOSALS

   Any shareholder who intends to present a proposal at the next Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 15, 1999.


                INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP, independent public accountants, were selected by the Board of Directors to serve as independent public accountants of the Company for the year ended December 31, 1998 and have been selected by the Board of Directors to serve as independent public accountants for the fiscal year ending December 31, 1999. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions from shareholders.


                    SOLICITATION OF PROXIES

   The expenses of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies will be borne by the Company. It is contemplated that the Proxies will be solicited through the mails, but officers, directors and regular employees of the Company may solicit Proxies personally. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the Proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with the solicitation of Proxies if management determines it advisable.


                   ANNUAL REPORT ON FORM 10-K

   THE  COMPANY'S  ANNUAL  REPORT ON FORM 10-K,  WHICH  HAS  BEEN
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1998, WILL BE MADE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO 99 CENTS ONLY STORES, 4000 UNION PACIFIC AVENUE, CITY OF COMMERCE, CALIFORNIA 90023,
ATTENTION: CHIEF FINANCIAL OFFICER.

                        ON BEHALF OF THE BOARD OF DIRECTORS



                                    Eric Schiffer
                              Assistant Corporate Secretary

City of Commerce, California 90023
April 9, 1999






                      99 CENTS ONLY STORES
                    4000 UNION PACIFIC AVENUE
               CITY OF COMMERCE, CALIFORNIA  90023




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF 99
                        CENTS ONLY STORES


      The undersigned, a shareholder of 99 CENTS ONLY STORES, a California corporation, (the "Company") hereby appoints David Gold and Eric Schiffer, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at Company's Annual Meeting of Shareholders (the "Annual Meeting"), to be held on May 13, 1999, and at any of its postponement or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:


           (Please sign and date on the reverse side)

   Please mark
X  your
   Votes as in   The Board of Directors recommends a WITH vote on Proposal
   this example               1 and a FOR vote on Proposal 2.
   using dark
   ink only.

                        WITHOUT
                       Authority
                 WITH      to                                FO  AGAI  ABS
   ELECTION OF          Vote for  2  The approval of the      R  NST   TAI
   DIRECTORS,             the     .  amendment to the 99                N
   As provided          nominees     Cents Only Stores 1996
   in the        ----    listed      Stock Option Plan (the
   Company's      --     below.      "Stock Plan") to
   Proxy                             increase the number of  --  ----
   Statement:            ------      shares of the           --   -    ---
                                     Company's common stock   -        --
                                     reserved for issuance
                                     under the Stock Plan
                                     from 3,125,000 to
                                     4,625,000 shares.

1
 .
   (Instructions: To withhold
   authority for a nominee, line
   through or otherwise strike
   out the name of the nominee
   below)

                                        The undersigned hereby revokes any
                                  other   proxy  to  vote  at  the  annual
                                  meeting,   and   hereby   ratifies   and
                                  confirms  all that the proxy holder  may
                                  lawfully do by virtue hereof. As to  any
                                  business  that may properly come  before
                                  the   Annual  Meeting  and  any  of  its
                                  postponement or adjournments, the  proxy
                                  holder   is   authorized  to   vote   in
                                  accordance with its best judgement.
                                         This  Proxy  will  be  voted   in
                                  accordance  with  the  instructions  set
                                  forth  above. This Proxy will be treated
                                  as  a GRANT OF AUTHORITY TO VOTE FOR the
                                  election of the directors named and  the
                                  amendment to the 1996 Stock Option Plan,
                                  and  as  the  proxy  holder  shall  deem
                                  advisable on such other business as  may
                                  come  before the Annual Meeting,  unless
                                  otherwise directed.







   The undersigned acknowledges receipt of a copy of the Notice of Annual
   Meeting and accompanying Proxy Statement dated April 9, 1999 relating to the Annual Meeting.

   _______________________________________________________
   Date:_________________
              Signature(s) of Shareholder(s)    (See Intructions Below)

   The signature(s) hereon should correspond exactly with the name(s) of the shareholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name and give title of signing officer.


